UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________
FORM 8-K
___________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 20, 2026
Date of Report
(Date of earliest event reported)
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GENWORTH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)
(804) 281-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	GNW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on May 20, 2026, the holders of Genworth’s Common Stock entitled to vote at the meeting (1) elected all ten of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved the 2026 Genworth Financial, Inc. Associate Stock Purchase Plan, and (4) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2026.
The final voting results were as follows:

Proposal 1
Election of ten directors
	Votes For	Votes Against	Abstentions	Broker Non-Votes
G. Kent Conrad	300,269,224	14,013,603	725,096	30,908,201
Karen E. Dyson	305,435,820	8,848,139	723,964	30,908,201
Jill R. Goodman	306,447,780	7,774,792	785,351	30,908,201
Melina E. Higgins	302,173,874	12,106,978	727,071	30,908,201
Thomas J. McInerney	305,112,012	9,210,376	685,535	30,908,201
Howard D. Mills, III	306,642,543	7,639,248	726,132	30,908,201
Robert P. Restrepo Jr.	306,616,283	7,665,551	726,089	30,908,201
Elaine A. Sarsynski	306,749,032	7,528,670	730,221	30,908,201
Ramsey D. Smith	306,779,465	7,442,309	786,149	30,908,201
Steven C. Van Wyk	306,516,593	7,757,493	733,837	30,908,201

Proposal 2
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	303,193,071	10,747,307	1,067,545	30,908,201

Proposal 3
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the 2026 Genworth Financial, Inc. Associate Stock Purchase Plan	307,109,681	6,845,268	1,052,974	30,908,201

Proposal 4
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2026	333,181,180	7,183,102	5,551,842	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 21, 2026	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary